SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)            June 28, 2000
                                                --------------------------------

                               Trenwick Group Inc.
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             (Exact Name of Registrant as Specified in its Charter)



Delaware                               1-15389                    06-1152790
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State or Other Jurisdiction          (Commission               (IRS Employer
of Incorporation)                     File Number)           Identification No.)


One Canterbury Green, Stamford, Connecticut                           06901
-----------------------------------------------                   --------------
 (Address of Principal Executive Offices)                          (Zip Code)



Registrant's telephone number, including area code     (203) 353-5500
                                                  ------------------------------

          (Former Name or Former Address, if Changed Since Last Report)




                               Page 1 of 4 pages

Item 5. - Other Events

         On June 28, 2000, Trenwick Group Inc. ("Trenwick"), LaSalle Re Holdings Limited ("LaSalle"), LaSalle Re Limited ("LaSalle Re") and Trenwick Group Ltd. (formerly known as Gowin Holdings International Limited) entered into Amendment No. 1 to their Amended and Restated Agreement, Schemes of Arrangement and Plan of Reorganization dated as of March 20, 2000 (the "Agreement"), pursuant to which the date on which the Agreement may be terminated by either LaSalle or Trenwick without prior occurrence of the Effective Time, as defined in the Agreement, was extended from June 30, 2000 to the first business day following September 30, 2000.

Item 7. Financial Statements and Exhibits

(c)      Exhibits

2.1 Agreement, Scheme of Arrangement, Plan of Merger and Plan of Reorganization, dated as of December 19, 1999, by and among LaSalle Re Holdings Limited, LaSalle Re Limited, Trenwick Group Inc., Trenwick
         Group (Delaware)  Inc.  and  Gowin  Holdings  International   Limited.
         Incorporated by reference to Exhibit 2.1 to Trenwick Group Inc.'s Form 8-K, dated December 22, 1999 (File No. 1-15389).

2.2 Amended and Restated Agreement, Schemes of Arrangement and Plan of Reorganization, dated as of March 20, 2000, by and among LaSalle Re Holdings Limited, LaSalle Re Limited, Trenwick Group Inc. and Gowin Holdings International Limited. Incorporated by reference to Exhibit
         2.2 to Trenwick Group Inc.'s Form 8-K, dated March 20, 2000
         (File No. 1-15389).

2.3 Amendment No. 1 to Amended and Restated Agreement, Schemes of Arrangement and Plan of Reorganization, dated as of June 28, 2000, by and among LaSalle Re Holdings Limited, LaSalle Re Limited, Trenwick Group Inc. and Trenwick Group Ltd. (formerly known as Gowin Holding International Limited).

99.1 Stock Option Agreement, dated as of December 19, 1999, between Trenwick Group Inc. and LaSalle Re Holdings Limited (option granted to LaSalle Re Holdings Limited). Incorporated by reference to Exhibit 99.1 to Trenwick Group Inc.'s Form 8-K, dated December 22, 1999 (File No. 1-15389).

99.2 Stock Option Agreement, dated as of December 19, 1999, between Trenwick Group Inc. and LaSalle Re Holdings Limited (option granted to Trenwick Group Inc.).Incorporated by reference to Exhibit 99.2 to Trenwick Group Inc.'s Form 8-K, dated December 22, 1999 (File No. 1-15389).

99.3 Shareholders Agreement, dated as of December 19, 1999, by and among Trenwick Group Inc., Combined Insurance Company of America, Virginia Surety Company, Inc., Aon Risk Consultants (Bermuda) Ltd., Continental Casualty Company and CNA (Bermuda) Services Limited. Incorporated by reference to Exhibit 99.3 to Trenwick Group Inc.'s Form 8-K, dated December 22, 1999 (File No. 1-15389).

99.4 Press release of Trenwick Group Inc. and LaSalle Re Holdings Limited issued December 19, 1999. Incorporated by reference to Exhibit 99.4 to Trenwick Group Inc.'s Form 8-K, dated December 22, 1999
         (File No. 1-15389).


                                    SIGNATURE

         Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TRENWICK GROUP INC.


                                            By:  /s/ James F. Billett, Jr.
                                               ---------------------------
                                                  James F. Billett, Jr.
                                                  Chairman, President and
                                                  Chief Executive Officer




Dated:  June 28, 2000

                                  EXHIBIT INDEX


Exhibit                    Description of Exhibit

2.1      Agreement,  Scheme  of  Arrangement,  Plan   of   Merger  and  Plan  of
         Reorganization, dated as of December 19, 1999, by and among LaSalle Re Holdings Limited, LaSalle Re Limited, Trenwick Group Inc., Trenwick Group (Delaware) Inc. and Gowin Holdings International Limited. Incorporated by reference to Exhibit 2.1 to Trenwick Group Inc.'s Form 8-K, dated December 22, 1999 (File No. 1-15389).

2.2 Amended and Restated Agreement, Schemes of Arrangement and Plan of Reorganization, dated as of March 20, 2000, by and among LaSalle Re Holdings Limited, LaSalle Re Limited, Trenwick Group Inc. and Gowin Holdings International Limited. Incorporated by reference to Exhibit
         2.2  to  Trenwick  Group  Inc.'s  Form  8-K,  dated   March 20, 2000
         (File No. 1-15389).

2.3 Amendment No. 1 to Amended and Restated Agreement, Schemes of Arrangement and Plan of Reorganization, dated as of June 28, 2000, by and among LaSalle Re Holdings Limited, LaSalle Re Limited, Trenwick Group Inc. and Trenwick Group Ltd. (formerly known as Gowin Holdings International Limited).

99.1 Stock Option Agreement, dated as of December 19, 1999, between Trenwick Group Inc. and LaSalle Re Holdings Limited (option granted to LaSalle Re Holdings Limited). Incorporated by reference to Exhibit 99.1 to Trenwick Group Inc.'s Form 8-K, dated December 22, 1999 (File No. 1-15389).

99.2 Stock Option Agreement, dated as of December 19, 1999, between Trenwick Group Inc. and LaSalle Re Holdings Limited (option granted to Trenwick Group Inc.). Incorporated by reference to Exhibit 99.2 to Trenwick Group Inc.'s Form 8-K, dated December 22, 1999 (File No. 1-15389).

99.3 Shareholders Agreement, dated as of December 19, 1999, by and among Trenwick Group Inc., Combined Insurance Company of America, Virginia Surety Company, Inc., Aon Risk Consultants (Bermuda) Ltd., Continental Casualty Company and CNA (Bermuda) Services Limited. Incorporated by reference to Exhibit 99.3 to Trenwick Group Inc.'s Form 8-K, dated December 22, 1999 (File No. 1-15389).

99.4 Press release of Trenwick Group Inc. and LaSalle Re Holdings Limited issued December 19, 1999. Incorporated by reference to Exhibit 99.4 to Trenwick Group Inc.'s Form 8-K, dated December 22, 1999
         (File No. 1-15389).